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EXHIBIT 4.7

A BRITISH COLUMBIA COMPANY

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NUMBER		SHARES
**0******
	STORM CAT ENERGY CORPORATION	***0*****
****0****
*****0***
ZQ000000	ISIN: CA 8621681011	******0**

THIS CERTIFIES THAT

SPECIMEN * ZQ000000 * CA8621681011 * 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION ** SPECIMEN ** ZQ000000 ** CA8621681011 ** 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION *** SPECIMEN *** ZQ000000 *** CA8621681011 *** 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION **** SPECIMEN **** ZQ000000 **** CA8621681011 **** 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION ***** SPECIMEN ***** ZQ000000 ***** CA8621681011 ***** 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION ****** SPECIMEN ****** ZQ000000 ****** CA8621681011 ****** 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION ******* SPECIMEN ******* ZQ000000 ******* CA8621681011 ******* 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION ******** SPECIMEN ******** ZQ000000 ******** CA8621681011 ******** 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION ********* SPECIMEN ********* ZQ000000 ********* CA8621681011 ********* 0 COMMON SHA

** SPECIMEN **

IS THE REGISTERED HOLDER OF

SPECIMEN * ZQ000000 * CA8621681011 * 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION ** SPECIMEN ** ZQ000000 ** CA8621681011 ** 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION *** SPECIMEN *** ZQ000000 *** CA8621681011 *** 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION **** SPECIMEN **** ZQ000000 **** CA8621681011 **** 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION ***** SPECIMEN ***** ZQ000000 ***** CA8621681011 ***** 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION ****** SPECIMEN ****** ZQ000000 ****** CA8621681011 ****** 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION ******* SPECIMEN ******* ZQ000000 ******* CA8621681011 ******* 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION ******** SPECIMEN ******** ZQ000000 ******** CA8621681011 ******** 0 COMMON SHARES OF STORM CAT ENERGY CORPORATION ********* SPECIMEN ********* ZQ000000 ********* CA8621681011 ********* 0 COMMON SHA

** ZERO **

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

in the Capital of the above named Company subject to the charter documents of the Company transferable on the books of the Company by the registered holder in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers at Vancouver, British Columbia, Canada.

DATED December 13, 2005

CANCELLED

COUNTERSIGNED AND REGISTERED PACIFIC CORPORATE SERVICES LTD VANCOUVER TRANSFER AGENT AND REGISTRAR
/s/ J. Scott Zimmerman President

/s/ Carmen Etchart Secretary
BY:
Authorized Officer
SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO
The Shares represented by this Certificate are transferable at the offices of Pacific Corporate Services Ltd, Vancouver, British Columbia.	PCS VAN 814248

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	-as tenants in common
TEN ENT	-as tenants by entireties
JT TEN	-as joint tenants with right of survivorship and not tenants in common
(Name) CUST (Name) UNIF GIFT MIN ACT (State)	-(Name) as Custodian for (Name) under the (State) Uniform Gifts to Minors Act
In the case of an individual assignee, show at least one given name in full

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER, SOCIAL SECURITY NUMBER, OR OTHER
INDENTIFYING NUMBER OF TRANSFEREE	S.I.N./S.S.N. __ __ __ - __ __ __ - __ __ __
Please print or typewrite name and address (including postal code or zip code, as applicable) of transferee shares
registered in the name of the undersigned on the books of the Company named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints a duly authorized officer of the transfer agent and registrar as the attorney of the undersigned to transfer the said shares on the register of transfer and books of the Company with full power of substitution hereunder.

DATED:	20	Signature:

NOTICE:	The signatures of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a Canadian chartered bank or eligible guarantor institution with membership in an approved signature guarantee medallion program.

Signature Guaranteed By:

CANCELLED

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING
WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANE, NE PAS ACCEPTER SANS VÉFIFIER LA PRÉSENCE
DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.

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  EXHIBIT 4.7